UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 27, 2005

Far East Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-32455	88-0459590
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

400 N. Sam Houston Parkway E., Suite 205, Houston, Texas		77060
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-598-0470

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

RESTRUCTURING PLAN

On May 27, 2005, the stockholders of Far East Energy Corporation (the "Company") approved an Agreement and Plan of Restructuring (the "Restructuring Plan") pursuant to which the Company will transfer to Far East Energy (Bermuda), Ltd., a newly formed wholly-owned subsidiary of the Company organized under the laws of Bermuda ("FEEB"), all or substantially all of the Company's assets relating to its operations in The People's Republic of China (the "PRC"). The assets subject to the transfer include (the "China Assets"):

• all of the Company's agreements and contracts relating to the exploration of coalbed methane gas in the PRC, including its production sharing contract with China United Coalbed Methane Co. Ltd. ("CUCBM") for the Yunnan Province, PRC, its production sharing contracts with CUCBM and Phillips China Inc., a subsidiary of ConocoPhillips, Inc., for the Shanxi Province, PRC and its farmout agreements and escrow agreement relating to Shanxi Province;

• all transferable permits and authorizations used in or relating to the exploration of coalbed methane gas;

• all tangible assets relating to the Company's operations in the PRC; and

• its equity interest in its wholly-owned subsidiary, Eco-tech Consulting Co., Ltd.

FEEB will assume all liabilities relating to the China Assets, but the Company expects that it will continue to be liable for most of the liabilities relating to its production sharing contracts and farmout agreements pursuant to guaranty agreements or similar arrangements. After consummation of the Restructuring Plan, FEEB will perform all of the Company's operating activities in the PRC. As a result, the Company will not have any significant operations or assets other than its ownership of the capital stock of subsidiaries and cash and cash equivalents. The Company will continue to perform management, finance and administrative functions. The implementation of the Restructuring Plan is subject to a number of conditions, including the receipt of all material consents and approvals from governmental authorities and other third parties, and the Board of Directors may, in its discretion, terminate the Restructuring Plan.

The above discussion is a summary description of certain terms and conditions of the Restructuring Plan and is qualified in its entirety by the terms and conditions of the Restructuring Plan. For complete descriptions of the terms and conditions summarized in this report, reference must be made to the Restructuring Plan attached hereto as Exhibit 10.1 and incorporated by reference herein.

2005 STOCK INCENTIVE PLAN

On May 27, 2005, the stockholders of the Company also approved the Company's 2005 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to (1) aid the Company and its Subsidiaries and Affiliates (as defined in the Plan) in attracting, securing and retaining employees of outstanding ability, (2) attract members to the Board of Directors, (3) attract consultants to provide services to the Company and its Subsidiaries and Affiliates, as needed, and (4) motivate such persons to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of stock options and other stock-based awards. The following is a summary of the principal features of the Plan and is qualified in its entirety by the terms of the Plan. For complete descriptions of the features summarized in this report, reference must be made to the Plan attached hereto as Exhibit 10.2 and incorporated by reference herein.

General

The Plan permits the granting of any or all of the following types of awards:

• stock options, including incentive stock options ("ISOs") and non-qualified stock options;

• stock appreciation rights ("SARs");

• restricted stock;

• restricted stock units; and

• other stock-based awards.

The Plan provides that the maximum number of shares of common stock with respect to which awards may be granted is 3,500,000 shares (subject to adjustment in accordance with the provisions under the caption "Adjustments Upon Certain Events" below), whether pursuant to ISOs or otherwise. The Plan also provides that the total number of shares of common stock that will be available for grants of ISOs is 2,600,000 shares and that the total number of shares of common stock that will be available for grants of unrestricted shares of common stock, restricted stock, restricted stock units or any other stock-based awards is 900,000 shares.

The maximum number of shares with respect to which awards of any and all types may be granted during a calendar year to any participant is limited, in the aggregate, to 1,500,000 shares. Shares which are subject to awards which terminate, expire, are cancelled, exchanged, forfeited, lapse or are settled for cash may be utilized again with respect to awards granted under the Plan.

Eligibility

Employees of the Company, its Subsidiaries and Affiliates and members of the Board of Directors, who from time to time are responsible for the management, growth and protection of the business of the Company and its Affiliates, and consultants to the Company and its Subsidiaries, are eligible to participate in the Plan.

Administration

The Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to select employees, Board members or consultants to whom awards are to be granted, to determine the number of options or other types of awards to be granted to such employees, Board members or consultants and to establish the terms and conditions of such awards. The Compensation Committee has the authority to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to otherwise make any determination that it deems necessary or desirable for the administration of the Plan. Members of the Compensation Committee are "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act of 1934, as amended (the "Exchange Act"), and, if required, "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Tax Code"). The Plan provides that if the Chief Executive Officer of the Company is a member of the Board of Directors, the Board of Directors may authorize him or her to grant awards of up to an aggregate of 200,000 shares of common stock in each calendar year to participants who are not subject to the rules promulgated under Section 16 of the Exchange Act or Covered Employees (as defined in the Plan), provided that the Chief Executive Officer must notify the Compensation Committee of any such grants.

Adjustments Upon Certain Events

In the event of any change in the outstanding shares of common stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of stock or other corporate exchange, or any distribution to stockholders of shares of common stock other than regular cash dividends, the Compensation Committee shall make such substitution or adjustment, if any, as it deems equitable to prevent substantial dilution or enlargement of the rights granted to participants. In the event of a Change of Control (as defined in the Plan), if the Compensation Committee makes no provision for the assumption of outstanding awards by the successor corporation, then the award agreement shall provide whether (1) none, all or a portion of each award shall vest, (2) any option shall terminate as of a date fixed by the Compensation Committee which is at least 30 days after the notice thereof to the participant and shall give each participant the right to exercise his or her option as to all or any part of the shares, including shares as to which the option would not otherwise be exercisable, or (3) cause any award outstanding as of the effective date of any such event to be cancelled in consideration of a cash payment or grant of an alternative option or award (whether by the Company or any entity that is a party to the transaction), or a combination thereof, to the holder of the cancelled award, provided that such payment and/or grant are substantially equivalent in value to the fair market value of the cancelled award as determined by the Compensation Committee. Notwithstanding the foregoing, for any award under the Plan that consists of deferred compensation subject to Section 409A of the Tax Code, the definition of Change of Control will be the definition set forth in Section 409A of the Tax Code and any subsequent guidance thereunder.

Stock Options

The Plan provides that the option price pursuant to which common stock may be purchased will be determined by the Compensation Committee, but will not be less than the fair market value of the common stock on the date the option is granted. The Compensation Committee will determine the term of each option, but no option shall be exercisable more than 10 years after the date of grant. Payment of the purchase price shall be (1) in cash, (2) in shares of common stock held for at least six months, (3) partly in cash and partly in such shares, (4) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate option price for the shares being purchased, or (5) through such other means as shall be prescribed in the award agreement. If a participant's service terminates by reason of death or Disability (as defined in the Plan), to the extent the participant was entitled to exercise the option on the date of death or Disability, the option may be exercised within 180 days after the date of death or Disability (or such other period of time not exceeding one year as is determined by the Compensation Committee at the time of grant). If a participant's service with the Company terminates for any reason (other than death or Disability), each option then held by the participant may be exercised within 90 days after the date of such termination, but only to the extent such option was exercisable at the time of termination of service. Notwithstanding the foregoing, the Compensation Committee may accelerate the vesting of unvested options held by a participant if the participant is terminated without "cause" (as determined by the Compensation Committee) by the Company.

Stock Appreciation Rights

The Compensation Committee has the authority under the Plan to grant SARs independent of stock options. Each SAR granted independently of an option entitles a participant to exercise the SAR in whole or in part and, upon such exercise, to receive from the Company an amount equal to (1) the excess of (i) the fair market value on the exercise date of one share of common stock over (ii) the exercise price per share, times (2) the number of shares covered by the portion of the SAR so exercised.

Other Stock-Based Awards

The Compensation Committee also has the authority under the Plan to grant awards of unrestricted shares of common stock, restricted stock, restricted stock units and other awards that are valued in whole or in part by reference to, or are otherwise based upon, the fair market value of the common stock. The terms and conditions of these other stock-based awards shall be determined by the Compensation Committee. Such other stock-based awards may be granted in a manner that will enable the Company to deduct any amount paid by the Company under Section 162(m) of the Tax Code ("Performance-Based Awards"). Performance-Based Awards are rights to receive amounts denominated in cash or shares of common stock, based on the Company’s or a participant’s performance between the date of grant and a pre-established future date. Performance criteria, the length of the performance period and time of payment of the Performance-Based Award are established in writing by the Compensation Committee: (1) at a time when the outcome for that performance period is substantially uncertain and (2) not later than 90 days after the commencement of the performance period to which the performance goal relates, but in no event after 25% of the relevant performance period has elapsed. The performance measures to be used for purposes of awards to employees whose compensation is subject to Section 162(m) of the Tax Code must be chosen by the Compensation Committee from among the following:

• earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization);

• net income;

• operating income;

• earnings per share;

• book value per share;

• return on stockholders' equity;

• expense management;

• return on investment before or after the cost of capital;

• improvements in capital structure;

• profitability of an identifiable business unit or product;

• maintenance or improvement of profit margins;

• stock price;

• market share;

• revenues or sales;

• costs;

• cash flow;

• working capital;

• changes in net assets (whether or not multiplied by a constant percentage intended to represent the cost of capital); and

• return on assets.

The foregoing criteria may relate to the Company, one or more of its Affiliates, Subsidiaries or one or more of its divisions, units, minority investments, partnerships, joint ventures, product lines or products or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Compensation Committee determines. To the degree consistent with Section 162(m) of the Tax Code, the performance goals may be calculated without regard to extraordinary items or accounting changes. The Plan provides that the maximum amount of a performance-based award to any Covered Employee (as defined in the Plan) for any fiscal year of the Company will be $1,000,000.

Restricted Stock and Restricted Stock Units

The Plan provides for certain terms and conditions pursuant to which restricted stock and restricted stock units may be granted under the Plan. Each grant of restricted stock and restricted stock units must be evidenced by an award agreement in a form approved by the Compensation Committee. The vesting of a restricted stock award or restricted stock unit granted under the Plan may be conditioned upon the completion of a specified period of employment with the Company or a Subsidiary, upon attainment of specified performance goals, and/or upon such other criteria as the Compensation Committee may determine in its sole discretion. If a participant's service is terminated for any reason, the participant shall only be entitled to the restricted stock or restricted stock units vested at the time of such termination of service. The participant's unvested restricted stock and restricted stock units will be forfeited. Notwithstanding the foregoing, the Compensation Committee may accelerate the vesting of unvested restricted stock or restricted stock units held by a participant if the participant is terminated without "cause" (as determined by the Compensation Committee) by the Company. Except as provided in the applicable award agreement, no shares of restricted stock may be assigned, transferred or otherwise encumbered or disposed of by the participant until such shares have vested in accordance with the terms of such award agreement. If and to the extent that the applicable award agreement so provides, a participant will have the right to vote and receive dividends on the shares of restricted stock granted to him or her under the Plan. Unless otherwise provided in the applicable award agreement, any shares received as a dividend on such restricted stock or in connection with a stock split of the shares of restricted stock will be subject to the same restrictions as the restricted stock. Restricted stock units may not be assigned, transferred or otherwise encumbered or disposed of by the participant until such restricted stock units have vested in accordance with the terms of the applicable award agreement. Upon the vesting of the restricted stock unit, certificates for shares will be delivered to the participant or his or her legal representative on the last business day of the calendar quarter in which such vesting event occurs or as soon thereafter as practicable (but not later than March 15 of the calendar year following the year in which vesting occurs), in a number equal to the shares covered by the restricted stock unit.

Amendments to the Plan

The Plan may be amended by the Board of Directors or the Compensation Committee, except that no amendment may be made which, without the approval of the stockholders of the Company, would (except as in accordance with the provisions under the caption "Adjustments Upon Certain Events" above) increase the total number of shares reserved or change the maximum number of shares for which awards may be granted to any participant, or that otherwise would require stockholder approval under rules of any stock exchange or market or quotation system on which the shares are traded, or other applicable law. Subject to the foregoing, with respect to participants who reside or work outside of the United States, the Compensation Committee may amend the terms of the Plan or awards granted thereunder in order to conform such terms with the requirements of local law. In addition, the Compensation Committee may amend the Plan in such a manner, as it deems necessary or appropriate, to comply with the requirements of Section 409A of the Tax Code and any guidance issued thereunder.

Termination

Unless sooner terminated by the Board of Directors or the Compensation Committee, the Plan will terminate on May 27, 2015.

Item 9.01. Financial Statements and Exhibits.

c) Exhibits

10.1 Agreement and Plan of Restructuring, dated May 11, 2005, by and between Far East Energy Corporation and Far East Energy (Bermuda), Ltd.

10.2 Far East Energy Corporation 2005 Stock Incentive Plan.

10.3 Form of Non-Qualified Stock Option Agreement for Far East Energy Corporation 2005 Stock Incentive Plan.

10.4 Form of Incentive Stock Option Agreement for Far East Energy Corporation 2005 Stock Incentive Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Far East Energy Corporation

June 2, 2005	By:	/s/ Michael R. McElwrath

Name: Michael R. McElwrath
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Agreement and Plan of Restructuring, dated May 11, 2005, by and between Far East Energy Corporation and Far East Energy (Bermuda), Ltd.
10.2	Far East Energy Corporation 2005 Stock Incentive Plan.
10.3	Form of Non-Qualified Stock Option Agreement for Far East Energy Corporation 2005 Stock Incentive Plan.
10.4	Form of Incentive Stock Option Agreement for Far East Energy Corporation 2005 Stock Incentive Plan.